New and amended standards and interpretations	12 Months Ended
Dec. 31, 2018
Text block [abstract]
New and amended standards and interpretations
(4)	New and amended standards and interpretations

4.1 Amendments to IFRSs that are mandatorily effective for the current year

The Group has applied for the first time some standards and modifications to the standards, which were effective for the periods beginning on January 1, 2018. The Group has not applied any standard, interpretation or modification that has been issued but is not yet effective.

The Group applied for the first time IFRS 15 Revenue from Contracts with Customers and IFRS 9 Financial Instruments, this application generated a decrease in equity of $199,549 distributed as follows: $199,765 for application of IFRS 15 and ($216) for IFRS 9.

IFRS 15 Revenue from Contracts with Customers

In May 2014, the IASB issued IFRS 15, which establishes a five-step model to determine the time and amount by which revenues should be recognized. The new standard replaces existing revenue recognition guidelines, including IAS 18 Revenue from Ordinary Activities, IAS 11 Construction Contracts and IFRIC 13 Loyalty Programs with Customers.

The standard was effective for annual periods beginning on January 1, 2018 and its early adoption is allowed. For its adoption, the standard allows choosing between the total retrospective method and the cumulative effect method. The Group adopted IFRS 15 on January 1, 2018, using the cumulative effect method that does not require the restatement of previous financial statements.

The Group completed its qualitative and quantitative assessment of the impacts of the adoption of IFRS 15 in its consolidated financial statements. The evaluation included, among others, the following activities:

•	Analysis of the contracts concluded with clients and their main characteristics;

•	Identification of the performance obligations included in said contracts;

•	Determination of the price of the transaction and the effects caused by the variable considerations;

•	Analysis of the payments made to customers, including their proper classification and presentation in the income statement (net of income);

•	Assignment of the transaction amount to each performance obligation;

•	Analysis of the moment in which the income must be recognized by the Group, either at a moment in time or in the course of time, as appropriate;

•	Analysis of the impacts that the adoption of IFRS 15 has originated in the Group’s accounting policies, processes and internal controls, as well as;

The accounting policies at the consolidated level, as well as at the level of the subsidiaries in relation to the recognition of income, had already been subject to the approval of the Group’s Audit Committee and establish the new bases for accounting for the revenue from contracts with customers under IFRS 15. Likewise, the Group analyzed the aspects related to internal control derived from the adoption of IFRS 15, with the objective of ensuring that the Group’s internal control environment is appropriate for the purposes of the financial reporting process.

The group recognizes revenue from the following main sources:

(i) Passengers

(ii) Cargo and others

Management used the alternative transition method to adopt IFRS 15.

The majority of the revenues are generated from the ticket sale, which will continue to be recognized as the flight service is provided. The evaluation included an estimate of the impact that the new revenue standard will have on the accounting of revenue from passengers and cargo and others, both with all the sub-revenuecategories that roll up to these two items in total.

Upon adoption of IFRS15, revenues for ancillaries associated with changes in date, destination or passenger name are recognized at the time of use date and classified in “Passenger revenue”. Previously this ancillaries, were recognized when changes were requested and it was classified under “Cargo and other revenue”.

Under IFRS15, ancillaries revenues are not considered to be a separate performance obligation, and are combined with the existing performance obligation and accounted for as if they were part of the original ticket sale transaction. Therefore, the original price of the ticket and the amount paid for the ancillaries are combined and considered to be one single performance obligation, which is deferred and recognized as “Passenger revenues” when the related consideration is satisfied. The impact of the change was USD $6,840 and resulted upon adoption, in an increase of the air traffic liability.

For revenue arrangements associated with the LifeMiles loyalty program, the Group concluded that there is only one performance obligation, and as such, that loyalty revenue should be recognized upon the redemption of miles by its customers. In accordance with IAS 18 and with IFRIC 13—Customer Loyalty Programs, prior to 2018, the Group allocated the fair value of consideration received or receivable from a sale of Miles transaction (or gross billing with respect to sale of Miles) between the fair value of award credits and other components of the sale (initial sales component). The Group recorded the fair value of award credits in a given period as deferred revenue and recognized the fair value of award credits as revenue upon the redemption of those Miles. The Group estimated the fair value of award credits using cost of rewards per mile redeemed, as adjusted by its estimate of breakage (the cost of rewards per mile redeemed is obtained using significant observable inputs (Level 2) in accordance with IFRS 13 Fair Value Measurements). The difference between gross billings with respect to sale of Miles for the period and fair value of award credits sold was recognized as revenue at the time of each sales transaction. The Group referred to such revenue from the sale of Miles as the “initial sales component.” The Group recognized revenues generated in connection with incentive payments and fees as such payments and fees are charged. Under IFRS 15, the Group record the fair value of the consideration received or receivable from the sale of Miles as deferred revenue and do not recognize an initial sales component in connection with such sale. The Group recognizes the fair value of the consideration received in respect of Miles sold as revenue upon redemption of those Miles. Under IFRS 15, the Group continues to recognize revenues generated in connection with incentive payments and fees as such payments and fees are earned. The Group recognizes breakage revenue over time on a pro-rata basis per mile redeemed based on the number of Miles redeemed in a period and its expectation of future redemptions. As a result, upon adoption of IFRS 15 on January 1, 2018, the Group recorded an increase to Frequent flyer deferred revenue of $192,925.

Our analysis also included the evaluation of the costs to obtain and to fulfill a contract which we anticipate, given the current accounting policy in effect, will not have a significant impact as a result of the adoption of the new standard.

The current accounting policy of the Group is to recognize certain bonus associated with different commercial agreements as other income, when the agreement is signed. At the date of transition, the Group recognized non-material modifications for certain agreements signed during 2017 (whose income was recognized at the date of signature) and will defer and recognize the corresponding income over the term of the agreement as indicated in IFRS 15.

Impacts of the IFRS 15 standard adoption (As of January 1, 2018)

The effects of the adoption of IFRS 15 standard in the consolidated financial statements position of the Group’s was as follows:

	Reported as of December 31, 2017	Application of the new standard	Reported as of January 1, 2018
		Deferred revenue (1)(2)
Total Assets	$6,861,396	—	$6,861,396
Total Liabilities	5,521,696	199,765	5,721,461
Total Equity	1,339,700	(199,765)	1,139,935

(1)

An adjustment of $192,925, was recognized as an increase to Frequent flyer deferred revenue. This adjustment did not have a related tax impact due to is originated in LifeMiles Ltd. that is considered an exempted company for Bermuda tax purposes until March     , 2035 with the option of extending this term.

(2)	An adjustment of $6,840 was recognized to an increase to air traffic liability, in exchange for date, change of destination and name changes. This adjustment did not have a related tax impact.

The effects of the adoption of IFRS 15 standard to Non-controlling interests as of January 1, 2018 was $57,958, principally originated in the effects in Lifemiles Ltd, for increasing in the Frequent flyer deferred revenue.

Impacts of the IFRS 15 standard adoption (for the year ended December 31, 2018)

The effects on the adoption of the standard in the consolidated financial statements of comprehensive income of the Group was as follows:

	Amounts for the year ended December 31, 2018 without IFRS 15	Application of the new standard		Amounts for the year ended December 31, 2018 as reported
		Deferred revenue adjustment (1)	Reclasifications (2)
Operating revenue:
Passager	$4,059,170	$(8,239)	$23,460	$4,074,391
Cargo and other	839,899	—	(23,460)	816,439

Total operating revenue	4,899,069	(8,239)	—	4,890,830
Total operating expenses	4,658,714	—	—	4,658,714

Operating profit	240,355	(8,239)	—	232,116
Other no operating Income and expenses	(210,760)	—	—	(210,760)

Profit before tax	29,595	(8,239)	—	21,356
Income tax expense	(20,213)	—	—	(20,213)

Net loss for the year	$9,382	$(8,239)	$—	$1,143

(1)	Corresponds to the effect of the change in the recognition of some ancillaries until the date of flight and income from the sale of miles at the time of redemption.
(2)	In accordance with the recognition criteria of IFRS 15, the reclassification associated with the items for the income of ancillaries is directly related to the income of passengers.

IFRS 9 Financial Instruments

In July 2014, the IASB issued the final version of IFRS 9 Financial Instruments that replaces IAS 39 “Financial Instruments: Recognition and Measurement” and all previous versions of IFRS 9.

IFRS 9 includes three aspects of accounting for financial instruments: classification and measurement, impairment and hedge accounting. Retrospective application is required but the presentation of comparative information is not mandatory, except for hedge accounting, for which the requirements are applied prospectively, with some exceptions.

Due to the transition method chosen by the Group in applying IFRS 9, comparative information throughout these financial statements has not generally been restarted to reflect its requirements.

Avianca Holdings adopted the new standard on the required effective date. During 2017, the Group carried out a detailed impact assessment of the three aspects of IFRS 9.

(a) Classification and measurement

The Group measures all financial assets that under IAS 39 were measured at fair value.

Loans and commercial accounts receivable are maintained to collect the contractual cash flows and are expected to generate cash flows that represent only capital and interests payments. The Group analyzed the contractual characteristics of the cash flows of these instruments and concluded that they meet the criteria for measuring amortized cost according to IFRS 9. Therefore, reclassification is not required for these instruments.

(b) Impairment

IFRS 9 requires the Group to record the expected credit losses on all its debt securities, loans and trade accounts receivable, either for 12 months or for life. The Group applied the simplified approach and record the expected lifetime losses on all trade accounts receivable. The Group determined that, due to the unsecured nature of its loans and accounts receivable, the loss allowance will decrease by $216 upon adoption with the corresponding related decrease in the deferred tax asset of $71has determined that, due to the unsecured nature of its loans and accounts receivable, the impact of the application of this standard will not be material.

(c) Hedge accounting

The Group determined that all existing hedging relationships currently designated as effective hedging relationships will continue to qualify for hedge accounting under IFRS 9. The Group has opted not to retrospectively apply IFRS 9 in the transition to hedges where the Group excluded the forward points the coverage designation according to IAS 39. As IFRS 9 does not change the general principles of how an entity accounts for effective hedges, the application of the hedging requirements of IFRS 9 do not have a significant impact on the consolidated financial statements of the Group.

IFRIC 22- Transactions in Foreign Currency and Advance Considerations

This Interpretation provides guidance on the determination of the date of transactions for purposes of establishing the exchange rate to be used in the initial recognition of the related asset, expense or income (or the corresponding part thereof), and the derecognition of an non-monetary asset or non-monetary liability that arises from the payment or collection of the anticipated consideration in foreign currency.

This Interpretation is effective for the periods beginning on or after January 1, 2018 and this did not have a significant effect on the Group’s consolidated financial statements, because the Group already accounts for transactions that involve payment or receipt of an advance consideration in a foreign currency in a manner consistent with the interpretation.

4.2	Standards issued but not yet effective

The group has not applied the following new and revised IFRSs that are not yet effective:

IFRS 16	Leases

IFRIC 23	Uncertainty over Income Tax Treatments

Effective for annual periods beginning on or after January 1, 2019, with earlier application permitted.

IFRS 16 Leases

IFRS 16, Leases, must be applied from January 1, 2019. Currently, the payment obligations arising from operating leases only have to be disclosed in the Notes. The new standard requires lessees to recognize a right-of-use asset and liability on the balance sheet for all contracts that qualify as leases (with the exception of short-term leases and leases for which the underlying asset is of low value) at the lease commencement date and recognize expenses on the income statement.

The lease liability will be measured at the present value of the unpaid lease payments. Lease payments will include fixed and in-substance fixed payments, variable payments based on an index or rate, reasonably certain purchase options, termination penalties, fees paid by the lessee to the owners of a special-purpose entity for restructuring the transaction, and probable amounts the lease will owe under a residual value guarantee. Lease payment will not include variable lease payment other than those that depend on an index or a rate, any guarantee by the lessee of the lessor’s debt, or any amount allocated to non-lease components.

The group will initially measure the value of the right-of-use assets for the value of the lease liability and include the value of the payments made before the start of the lease, any initial direct cost incurred by the tenant, and the return condition costs of the underlying assets.

The Group will adopt the modified retrospective approach to introduction of this standard and the practical expedient to adopt the definition of lease at the time of the transition. Under this approach, the comparable figures for the previous year are not adjusted and all adjustment effects as of January 1, 2019 are therefore to be presented as adjustments to retained earnings,

The Group are completing its assessment of the impacts of the adoption of IFRS 16 in its consolidated financial statements. The evaluation includes:

•	Aircraft Leases:

As of December 31, 2018, the Group had 54 aircraft under operating leases, and The Group expects to record such aircraft as right-of-use assets and liabilities of the Group with the requirement of the new standard.

Right-of-use assets will be accounted for under IAS 16, Property, Plant and Equipment. Aircraft recorded as right-of-use will have be depreciated over the lease term and any qualifying maintenances events will be capitalized and depreciated over the lease term expected and expected maintenance life. Provisions for end-of-lease conditions will be recorded on aircraft leases as a part of the right-of-us assets and any changes to the provision will be recognized as an adjustment to the right-of-use asset and subsequently amortized to the income statement over de remaining term of the lease.

•	Property Leases

The Group has leases related to airport terminal operations space and other real states. For leases related to terminal operations space, there are generally effective substitution rights in the hands of the lessor and therefore these are not considered lease contracts under the standard. Airport terminal contracts with variable leases payments will also be excluded since variable lease payments, other than those bases on an index or rate, are excluded from the measurement of the lease liability. The property leases that are expected to be recorded as right-of-use assets and the leases liabilities under the new standard which relate to Group offices

•	Other Leases

Other leases related to vehicles, machinery, technology Equipment has been evaluated, discarding short-term contracts and low-value assets, and contracts associated with vehicles are mainly recognized as assets of right-of-use

•	Main Impacts

At the date of initial application, the Group will expect an increase pre-tax in assets and financial obligations in the range of $900,000 and $1,100,000, with a lower or neutral impact in equity. The Group will apply the incremental rate which ranges from 4.5% to 6%, depending on the nature of the underlying asset.

The impacts on the income statement, will be an elimination of aircraft rent and will be replaced by a depreciation of the right-use of asset and interest cost on the lease liability. These changes in presentation are not likely to have any significant impact on the result from operating profit. In addition, the change in the presentation of the expenses related to operating leases will result in a transfer from cash flow from financing activities to cash flow from operating activities as the lease payments no longer affect the operating cash flow and are instead recognized as interest and redemption payments within cash flow from financing activities.

IFRIC 23- Uncertainty over Income Tax Treatments

The interpretation refers to income tax accounting in cases in which the tax treatment includes uncertainties that affect the application of IAS 12 and does not apply to taxes that are outside the scope of this standard, nor does it include specific requirements related to it. with interests and penalties associated with uncertain tax treatments. The interpretation establishes the following:

•	Whether the Group considers uncertain tax treatments separately .

•	The assumptions made by the entity about the examination of tax treatments by the corresponding authorities.

•	The manner in which the entity determines the fiscal profit (or fiscal loss), fiscal bases, unused fiscal losses or credits, and fiscal rates.

•	The manner in which the entity considers changes in events and circumstances.

The Group must determine if it evaluates each uncertain treatment separately or in groups, using the approach that best predicts the resolution of uncertainties. The group will apply its interpretation from its effective date. No significant impacts are expected in the application of this standard.

Amendments to IFRS 2 Classification and Measurement of Share-based Payment Transactions

The IASB issued amendments to IFRS 2 Share-based Payment that address three main areas: the effects of vesting conditions on the measurement of a cash-settled share-based payment transaction; the classification of a share-based payment transaction with net settlement features for withholding tax obligations; and accounting where a modification to the terms and conditions of a share-based payment transaction changes its classification from cash settled to equity settled. On adoption, entities are required to apply the amendments without restating prior periods, but retrospective application is permitted if elected for all three amendments and other criteria are met. The Group’s accounting policy for cash-settled share based payments is consistent with the approach clarified in the amendments. In addition, the Group has no share-based payment transaction with net settlement features for withholding tax obligations . Therefore, these amendments do not have any impact on the Group’s consolidated financial statements.